John Hancock Small Cap Fund

Supplement dated 8-10-09 to the Current Prospectuses for all share classes

The following changes are effective:

Under the heading “Day-to-day investment management,” in the “Fund Summary” section on page 2, “Independence Investments, LLC” is replaced with “Lee Munder Capital Group, LLC”

Under the heading “Subadviser,” in the “Who’s who” section on page 8, the second paragraph and the bullet points below it are amended and restated, as follows:

            Lee Munder Capital Group, LLC

            200 Clarendon Street

            Boston, MA 02116

•                    Subsidiary of Convergent Capital Management LLC (“Convergent”), a wholly owned subsidiary of City National Corporation

•                    In July 2009, Lee Munder Capital Group, LLC, succeeded to the operations of the Fund’s prior subadviser since inception, Independence Investments, LLC (“Independence”), another subsidiary of Convergence, as a result of a transaction in which the operations of two investment adviser subsidiaries of Convergent were combined

•                    Lee Munder Capital Group, LLC currently manages approximately $4 billion (as of July 31, 2009)

•                    Supervised by the adviser, John Hancock Advisers, LLC

Under the heading “Subadviser,” in the “Who’s who” section, the second and third bullet points under the “Charles F. Glovsky, CFA” subheading, are amended and restated as follows:

•                    Portfolio Manager, Lee Munder Capital Group, LLC

•                    Joined predecessor subadviser Independence Investments, LLC, in 2000

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.

John Hancock Small Cap Fund

Supplement dated 8-10-09 to the Current Statement of Additional Information (“SAI”) for all share classes

The following changes are effective:

Under the heading “ORGANIZATION OF THE FUND” on page 3, the fifth and sixth paragraphs are amended and restated as follows:

Lee Munder Capital Group, LLC (“LMCG” or the “Sub-Adviser”), which is a subsidiary of Convergent Capital Management LLC (“Convergent”), a subsidiary of City National Corporation, is the Sub-Adviser to the Fund.  In July 2009, LMCG succeeded to the operations of the Fund’s prior subadviser since inception, Independence Investments, LLC (“Independence”), another subsidiary of Convergent, as a result of a transaction in which the operations of two investment adviser subsidiaries of Convergent were combined.  LMCG is responsible for providing investment advice to the Fund subject to the review of the Board of Trustees of the Trust (the “Board”) and the overall supervision of the Adviser.

The Adviser serves as investment adviser to the Fund and is responsible for the supervision of LMCG’s services to the Fund.

Under the heading “INVESTMENT ADVISORY AND OTHER SERVICES” on page 38, the second and third paragraphs are amended and restated as follows:

The Sub-Adviser to the Small Cap Fund, Lee Munder Capital Group, LLC (“LMCG” or the “Sub-Adviser”), located at 200 Clarendon Street, Boston, Massachusetts 02116, was organized in 1982 and as of July 31, 2009 managed approximately $4 billion in assets for primarily institutional clients.  LMCG is a subsidiary of Convergent Capital Management LLC, a subsidiary of City National Corporation.  In July 2009, LMCG succeeded to the operations of the Fund’s prior subadviser, Independence Investments, LLC (“Independence”), another subsidiary of Convergent, as a result of a transaction in which the operations of two investment adviser subsidiaries of Convergent were combined.  Independence Investments, LLC (and its predecessor) subadvised the Fund since inception and served as the investment adviser to the Fund’s predecessor, Independence Small Cap Portfolio (the “Predecessor Fund”).

The Adviser serves as investment adviser to the Fund and is responsible for the supervision of LMCG’s services to the Fund.

Under the heading “INVESTMENT ADVISORY AND OTHER SERVICES” in the “Adviser and Sub-Adviser – Other Business Relationships” section on page 41, the third paragraph is amended to add a new second sentence as follows:

Lee Munder Capital Group, LLC, a subsidiary of Convergent Capital Management LLC, succeeded to the operations Independence Investments, LLC, another subsidiary of Convergent, in July 2009, as a result of a transaction in which the operations of two investment adviser subsidiaries of Convergent were combined.

Under the heading “INVESTMENT ADVISORY AND OTHER SERVICES” in the “Adviser and Sub-Adviser – Other Business Relationships” section, under the “Affiliates of Subadvisers That Distribute John Hancock Products” subsection on page 43, Item 2. is amended to replace “Independence” with “LMCG”.

Under the heading “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS” section on page 46, paragraphs one through three are amended and restated as follows:

Portfolio managers at LMCG are compensated through a combination of salary, incentive bonus and equity participation. Bonuses are formula driven based on assets managed, revenues, and performance relative to peer groups. Historically, equity has been made available to purchase by employees and or has been granted to employees to reward superior performance.

LMCG's incentive bonus compensation plans for investment teams are based on actual composite performance relative to a benchmark. The benchmark used to measure performance is a peer group universe blending retail and institutional data. Particular attention is paid to the team's performance ranking within the universe for a blended time period which includes one year, three years and since inception performance. Performance is calculated on a pre-tax basis annually.

Under the heading “Independence Investments LLC – Proxy Voting Policies and Procedures” on SAI Appendix C, the reference on page C-11 to “Independence Investments, LLC” is replaced with “Lee Munder Capital Group, LLC.”  Additionally, all references to “Independence” on pages C-11 – C-14 are replaced with “LMCG”.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for your future reference.